UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 11, 2005

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                           Q Comm International, Inc.
             (Exact name of registrant as specified in its charter)

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                                      Utah
                 (State or other jurisdiction of incorporation)


                 001-31718                               87-0674277
         (Commission File Number)            (IRS Employer Identification No.)


        510 East Technology Avenue,
                Building C
                Orem, Utah                                 84097
 (Address of principal executive offices)                (Zip Code)

                                 (801) 226-4222
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


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| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.   Entry into a Material Definitive Agreement.

On March 11, 2005, Q Comm International, Inc., (the "Company") entered into a distribution agreement (the "Agreement") with Cricket Communications, Inc. ("Cricket"), the operating subsidiary of Leap Wireless International, Inc. Pursuant to the Agreement, Cricket will install the Company's "q xpress" 200 point-of-sale terminals in a certain number of Cricket-owned stores and third-party authorized dealers nationwide.

This Agreement with Cricket supports its new Jump(TM) by Cricket(R) prepaid mobile phone platform, and includes customized q xpress 200 POS terminals and thermal cards unique to the Cricket(R) brand. Through this Agreement, Q Comm will expand Cricket's prepaid distribution system by adding Jump(TM) by Cricket(R) to the company's prepaid product library accessed by the Company's established network of retailers in the United States.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 17, 2005                   Q Comm International, Inc.

                                        /s/ Michael K. Openshaw
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                                        Michael K. Openshaw
                                        Chief Financial Officer



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